Exhibit 10.4

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 1 of 17 CS DIAGNOSTICS CORP ANNUAL REPORT AND FINANCIALS FOR THE PERIOD ENDING DECEMBER 31, 2023

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 2 of 17 Disclosure Statement Pursuant to the Pink Basic Disclosure Guidelines CS DIAGNOSTICS CORP, A Wyoming Corporation Stresemannallee 4c Neuss, Germany 41460 Telephone +49 (0)2131-151 08 http://www.cs-diaqnostics.de service@cs-diagnostics.de SIC CODE: 2834 ANNUAL REPORT For the Period Ending: December 31, 2023 Outstanding Shares The number of shares outstanding of our Common Stock was: 110,790,200 as of December 31, 2023 135,287,214 as of December 31, 2022

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 3 of 17 Shell Status Indicate by check mark whether the company is a shell company (as defined in Rule 405 of the Securities Act of 1933 and Rule 12b-2 of the Exchange Act of 1934): Yes: ? No: ? Indicate by check mark whether the company's shell status has changed since the previous reporting period: Yes: ? No: ? Change in Control Indicate by check mark whether a Change in Control1 of the company has occurred over this reporting period: Yes: ? No: ? 1) Name and address(es) of the issuer and its predecessors (if any) In answering this item, provide the current name of the Issuer any names used by predecessor entities, along with the dates of the name changes. The exact name of the issuer is CS Diagnostics Corp. On September 25, 1996, the issuer was incorporated in the State of Nevada as D.W.C. Installations, Inc.. On December 27, 2002, the issuer name was changed to Children's Internet, Inc.. On February 18, 2015, the issuer name was changed to FlashZero Corp. On May 31, 2022, the issuer name was changed to CS Diagnostics Corp.. On August 1, 2023, FINRA authorized the Corporation Action and the Articles were amended to change the name, CS Diagnostics Corp. Current State and Date of Incorporation or Registration: On October 15, 2010 the issuer was re-domiciled in the State of Wyoming. The issuer is in Good Standing in its domicile, Wyoming, and is designated status Active Business License. Standing in this jurisdiction: Active in Good Standing Prior Incorporation Information for the issuer and any predecessors during the past five years: None Describe any trading suspension orders issued by the SEC concerning the Issuer or its predecessors since inception:

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 4 of 17 NONE List any stock split, stock dividend, recapitalization, merger, acquisition, spin-off, or reorganization either currently anticipated or that occurred within the past 12 months: On August 1, 2023, FINRA Notified the Issuer and its Transfer Agent that is has received the necessary documentation to process the below listed corporate action requested by FlashZero Corp (FZRO) and Transfer Online pursuant to FINRA Rule 6490. This Corporate Action included ? 1 for 100,000 reverse split followed by a 200 for 1 forward split ? Name Change to: CS Diagnostics Corp. ? New CUSIP 33852L202 . On September 4, 2023, CS Diagnostics Group finalized the agreement whereas CS Diagnostics Group sold and transferred the tangible, intangible and patents for the CS Protect-Hydrogel, a hydrogel-based tissue spacer used in radiation therapy to increase the distance between cancer cells and healthy tissue and thus protect healthy tissue from damage caused by high doses of radiation, to CS Diagnostics Corp. The CS Diagnostics Group have obtained a valuation for the CS Protect-Hydrogel in amount greater that 960,000,000 Euro based on its discounted present commercial value. The valuation is supported, as contained in the final valuation by the 2018 purchase of the similar product by Boston Scientific for $500,000,000 USD and further compensation based on the distribution revenues. CS Diagnostics Corp., based on this valuation, on September 27, 2023, the transfer agent, Transfer Online, issued 110,000,000 shares of the Issuer common stock to represent a payment of $500,000,000 USD for the rights, patents and intellectual property of the CS Protect-Hydrogel product to the CS Diagnostics Group, its successor or assigns. The address(es) of the Issuer's principal place of business: Check box if principal executive office and principal place of business are the same address: ? Stresemannallee 4c Neuss 41460 Germany +49 (0)2131-151 08 Has the Issuer or any of its predecessors been in bankruptcy, receivership, or any similar proceeding in the past five years? Yes: ? No: ? If this Issuer or any of its predecessors have been the subject of such proceedings, please provide additional details in the space below: N.A NONE 2) Security Information Transfer Agent Name: Transfer Online, Inc. Phone: 503-227-2950 Email: info@transferonline.com Address: 512 SE Salmon St. Portland, OR 97214

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 5 of 17 Publicly Quoted or Traded Securities:?? Trading symbol: FZRO Exact title and class of securities outstanding: Common CUSIP: 33852L103 Par or stated value: 0.00001 FEIN 20-1290331 Total shares authorized 250,000,000 as of date December 31, 2023 Total Common shares outstanding: 110,790,200 as of date December 31, 2023 Number of shares in the Public Float2: 505,800 as of date December 31, 2023 Total number of shareholders of record: 293 as of date December 31, 2023 CUSIP NUMBER 33852L202 All additional class(es) of publicly traded securities (if any): N/A Other classes of authorized or outstanding equity securities:? The goal of this section is to provide a clear understanding of the share information for its other classes of authorized or outstanding equity securities (e.g. preferred shares). Use the fields below to provide the information, as applicable, for all other authorized or outstanding equity securities.? Exact title and class of the security: Preferred Series A ? CUSIP (if applicable): N/A Par or stated value: $0.00001 Total shares authorized: 5,000,000 as of date December 31, 2023? Total shares outstanding (if applicable): 10 as of date December 31, 2023? Total number of shareholders of record 1 as of date December 31, 2023? Exact title and class of the security: Preferred Series B ? CUSIP (if applicable): N/A Par or stated value: $0.00001 Total shares authorized: 20,000,000 as of date December 31, 2023? Total shares outstanding (if applicable): 20,000,000 as of date December 31, 2023? Total number of shareholders of record 13 as of date December 31, 2023? Security Description: 2 "Public Float" shall mean the total number of unrestricted shares not held directly or indirectly by an officer, director, any person who is the beneficial owner of more than 10 percent of the total shares outstanding (a "control person"), or any affiliates thereof, or any immediate family members of officers, directors and control persons.

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 6 of 17 The goal of this section is to provide a clear understanding of the material rights and privileges of the securities issued by the company. Please provide the below information for each class of the company's equity securities, as applicable:? 1. For common equity, describe any dividend, voting and preemption rights.? Currently there are no dividends. Dividends are subject to the Board of Directors discretion and approval. There are no preemption rights for Common Equity Shareholders. 2. For preferred stock, describe the dividend, voting, conversion, and liquidation rights?as well as redemption or sinking fund provisions.? Preferred Series A Currently there are no dividends. Dividends are subject to the Board of Directors discretion and approval. The Series A Preferred Stock has voting rights equal to four times the sum of: a) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus b) the total number of shares of any other series of preferred stock which are issued and outstanding at the time of voting. The holders of the Series A Preferred Stock shall no rights with respect to the conversion of the Series A Preferred Stock into an equivalent number of shares of Common Stock (the "Conversion Rights"), where the Series A Preferred Stock is defined as "Super Voting Stock". The Liquidation Rights are: Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount (the "Liquidation Preference") equal to the product of (i) the original amount paid by the holder thereof (the "Original Issue Price") for each share of Series A Preferred Stock owned by such holder as of the effective date of such liquidation (the "Liquidation Date"), multiplied by (ii) the number of shares of Series A Preferred Stock owned of record by such holder as of the Liquidation Date. (as adjusted for any combinations, splits, recapitalization and the like with respect to such shares in the manner set forth herein). It does not have any sinking fund provisions. Preferred Series B Currently there are no dividends. Dividends are subject to the Board of Directors discretion and approval. The Series B Preferred Stock has same 1 vote for 1 shares as with the Common Share shareholders. The Series B Preferred Stock has conversion of 20,000 shares of common stock for each share of Preferred Series B stock with a maximum conversion of up to 9.9% of the total outstanding common stock. It does not have any sinking fund provisions. The liquidation rights are Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junir to the Preferred B Stock, the holders of the Preferred B Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by any single subscriber for Preferred B Stock in excess of $100,000, $.997 per shares, (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares)(the "Preference Value"), plus all declared but unpaid dividends, for each share of Preferred B Stock held by them. After the payment of the full applicable Preference Value of each share of the Preferred B Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock.

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 7 of 17 3. Describe any other material rights of common or preferred stockholders.? None 4. Describe any material modifications to rights of holders of the company's securities that have occurred over the reporting period covered by this report.? On March 24, 2023, the issuer and the majority shareholder, holding 100% of the Series A and in excess of 90% of Preferred Series B and 110,000,000 shares of common stock, approved and ratified An Amendment and Restatement of the Certificate of Designation of the Preferred Series A and Preferred Series B and the By-Laws of the Issuer in order to clarity the previous amendments to the Certificate of Designations and Amendments to the Articles of Incorporation. These Amendments and Restatement of the Certificate of Designations were filed with the Secretary of State of Wyoming. On 3) Issuance History The goal of this section is to provide disclosure with respect to each event that resulted in any direct changes to the total shares outstanding of any class of the issuer's securities in the past two completed fiscal years and any subsequent interim period. Disclosure under this item shall include, in chronological order, all offerings and issuances of securities, including debt convertible into equity securities, whether private or public, and all shares, or any other securities or options to acquire such securities, issued for services. Using the tabular format below, please describe these events. A. Changes to the Number of Outstanding Shares Check this box to indicate there were no changes to the number of outstanding shares within the past two completed fiscal years and any subsequent periods: No: ? Yes: X (If yes, you must complete the table below)

Shares Outstanding as of Second Most Recent Fiscal Year End: Opening Balance Date January 1, 2021 Common: 135,287,214 Preferred A 10 Preferred B 9,989,000					*Right-click the rows below and select "Insert" to add rows as needed.				
Date of Transaction	Transaction type (e.g. new issuance, cancellation, shares returned to treasury)	Number of Shares Issued (or cancelled)	Class of Securities	Value of shares issued ($/per share) at Issuance	Were the shares issued at a discount to market price at the time of issuance? (Yes/No)	Individual/ Entity Shares were issued to (entities must have individual with voting / investment control disclosed).	Reason for share issuance (e.g. for cash or debt conversion) -OR- Nature of Services Provided	Restricted or Unrestricted as of this filing.	Exemption or Registration Type.
05-09-2022	Issuance	10,011,000	Preferred Series B	1,000	No	PatientTrac Limited (See Note 1)	Pursuant to the Securities Purchase Agreement for services rendered, e.g. acquisition costs, payments and organization reinstatements	Restricted	4(a)(2)
08-01-2023	Corporate Action Reverse split 1 to 100,000 and Forward Split 1 to 200	-134,497,014	Common	.00001	No	Corporate Action all shareholders	Same	Restricted and Unrestricted	4(a)(2)
09/27/2023	Issuance	65,000,000	Common	$4.54	No	CS Diagnostics Pharma GmbH Note 2:	Asset Purchase Agreement	Restricted	4(a)(2)
09/27/2023	Issuance	20,000,000	Common	$4.54	No	CS Interpharm LLC Note 2:	Asset Purchase Agreement	Restricted	4(a)(2)

OTC Markets Group Inc.
Disclosure Guidelines for the Pink Market (v5 December 18, 2023)
Page 8 of 17

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 9 of 17 Note 1. PatientTrac Limited is a United Kingdom company whose beneficial owner is H Wayne Hayes, Jr. of Bogota, Colombia and held these shares in trust. PatientTrac, pursuant to the Securities Purchase Agreement dated 30 March 2022 with CS Diagnostics Pharma GmbH, has agreed and on July 9, 2022 transferred the 10,011,000 to CS Diagnostics Pharma GmbH designees. Note 2: The Beneficial Owner Thomas Fahrhoefer, Dubai, UAE B. Promissory and Convertible Notes Use the chart and additional space below to list and describe all outstanding promissory notes, convertible notes, convertible debentures, or any other debt instruments that may be converted into a class of the issuer's equity securities. Check this box if there are no outstanding promissory, convertible notes or debt arrangements: ? N/A Note: During the FINRA corporate action request, supra, On May 3, 2023, the Issuer Board of Directors and its Majority Shareholder pursuant to Wyoming Revised Statutes cancelled the remaining balance of the July 10, 2009 Promissory Note by and between the Issuer on David Lampel. A legal opinion has been issued and provided to the Issuer's PCAOB Auditors and the contingent liability, Promissory Note balance and interest, has been removed from the Issuer's financial statements. 4) Issuer's Business, Products and Services The purpose of this section is to provide a clear description of the issuer's current operations. (Please ensure that these descriptions are updated on the Company's Profile on www.otcmarkets.com). A. Summarize the Issuer's business operations (If the Issuer does not have current operations, state "no operations") The publicly traded company CS Diagnostics Corp. is the sole owner of the property CS Protect-Hydrogel. CS Protect-Hydrogel, a hydrogel-based tissue spacer used in radiation therapy to increase the distance between cancer cells and healthy tissue and thus protect healthy tissue from damage caused by high doses of radiation, to CS Diagnostics Corp. The Issuer and its parent company, CS Diagnostics Pharma GmbH, are actively engaged in proven operations in the Medical and Biotech industry. B. List any subsidiaries, parent company, or affiliated companies. Parent Company 09/27/2023 Issuance 25,000,000 Common $4.54 No Euro Gus Group a.s. Note 2: Asset Purchase Agreement Restricted 4(a)(2) Shares Outstanding on Date of This Report: Ending Balance Date December 31, 2023 Common: 110,790,200 Preferred A 10 Preferred B 20,000,000

CS Diagnostics Pharma GmbH
Stresemannallee 4c
Neuss, 41460 Germany

C. Describe the Issuers' principal products or services.
CS Diagnostics is a pharmaceutical international wholesaler and manufacturer of medical technology. For more than 10 years its current management has been supplying national and international specialists, practices, clinics as well as ministries of health. In addition, we offer international companies in the medical industry access to markets and the service of approval of medical products in Europe and the MENA regions. Furthermore, we develop our own products with the aim of maximizing patient benefit.

5) Issuer's Facilities

The goal of this section is to provide a potential investor with a clear understanding of all assets, properties or facilities owned, used or leased by the Issuer and the extent in which the facilities are utilized.

In responding to this item, please clearly describe the assets, properties or facilities of the Issuer, give the location of the principal plants and other property of the Issuer and describe the condition of the properties. If the Issuer does not have complete ownership or control of the property (for example, if others also own the property or if there is a mortgage on the property), describe the limitations on the ownership.

Headquarters: City of Neuss in Germany: 440 sqm (monthly rent 5.000 €)
City of Bruckmühl in Germany: 90 sqm (monthly rent 1.500 €)
Dubai, United Arab Emirates: 50 sqm (monthly rent 1.500 €)

6) Company Insiders (Officers, Directors, and Control Persons)

The goal of this section is to provide an investor with a clear understanding of the identity of all the persons or entities that are involved in managing, controlling or advising the operations, business development and disclosure of the Issuer, as well as the identity of any significant or beneficial shareholders.

Name of Officer/Director or Control Person	Affiliation with Company (e.g. Officer/Director/Owner of more than 5%)	Residential Address (City / State Only)	Number of shares owned	Share type/class	Ownership Percentage of Class Outstanding	Note
Thomas Fahrhoefer	President	Dubai, United Arab Emirates	110,000,000 10 7,935,940	Common Preferred A Preferred B	99% 100% 39.6%	Beneficial Ownership (No shares in personal name)
Thomas J Migotsch	Chief Financial Officer	Rapperswil-Jona, Switzerland	480.000	N/A	.004%	
Thomas Graus	Corporate Secretary	Lugano, Switzerland	0	N/A	N/A	
CS Diagnostics Pharma GmbH	More than 5%	Neuss, Germany	65,000,000	Common	58%	Beneficial Owner Thomas Fahrhoefer, Dubai, UAE
CS Interpharm General Trading Co. LLC	More than 5%	Dubai, United Arab Emirates	20,000,000	Common	18%	Beneficial Owner Thomas Fahrhoefer, Dubai, UAE

OTC Markets Group Inc.
Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 10 of 17

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 11 of 17 Euro Gus Group A.S. More than 5% Praha, Czech Republic 25,000,000 7,578,500 Common Preferred B 23% 37.9% Beneficial Owner Thomas Fahrhoefer, Dubai, UAE

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 12 of 17 7) Legal/Disciplinary History A. Identify and provide a brief explanation as to whether any of the persons or entities listed above in Section 6 have, in the past 10 years: 1. Been the subject of an indictment or conviction in a criminal proceeding or plea agreement or named as a defendant in a pending criminal proceeding (excluding minor traffic violations); NO 2. Been the subject of the entry of an order, judgment, or decree, not subsequently reversed, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, barred, suspended or otherwise limited such person's involvement in any type of business, securities, commodities, financial- or investment-related, insurance or banking activities; NO 3. Been the subject of a finding, disciplinary order or judgment by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, the Commodity Futures Trading Commission, a state securities regulator of a violation of federal or state securities or commodities law, or a foreign regulatory body or court, which finding or judgment has not been reversed, suspended, or vacated; NO 4. Named as a defendant or a respondent in a regulatory complaint or proceeding that could result in a "yes" answer to part 3 above; or NO 5. Been the subject of an order by a self-regulatory organization that permanently or temporarily barred, suspended, or otherwise limited such person's involvement in any type of business or securities activities. NO 6. Been the subject of a U.S Postal Service false representation order, or a temporary restraining order, or preliminary injunction with respect to conduct alleged to have violated the false representation statute that applies to U.S mail. NO B. Describe briefly any material pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the issuer or any of its subsidiaries is a party or of which any of their property is the subject. Include the name of the court or agency in which the proceedings are pending, the date instituted, the principal parties thereto, a description of the factual basis alleged to underlie the proceeding and the relief sought. Include similar information as to any such proceedings known to be contemplated by governmental authorities. NONE

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 13 of 17 8) Third Party Providers Please provide the name, address, telephone number and email address of each of the following outside providers: Securities Counsel (must include Counsel preparing Attorney Letters). McMurdo Law Group, LLC Matthew McMurdo, Esq. 1185 Avenue of the Americas 3rd Floor New York, New York 10036 917-318-2865 matt@nannaronelaw.com Auditor Yinka Oyebola OLAYINKA OYEBOLA & CO 43, Churchgate Street Victoria Island, Lagos Nigeria +2348033338600 Olayinka_oyebola@hotmail.com Provide the name of any other service provider(s) that that assisted, advised, prepared or provided information with respect to this disclosure statement. This includes counsel, advisor(s) or consultant(s) or provided assistance or services to the issuer during the reporting period. NONE 9) Disclosure & Financial Information A. This Disclosure Statement was prepared by (name of individual): Name: Thomas Graus Title: Corporate Secretary Relationship to Issuer: Corporate Secretary/Director B. The following financial statements were prepared in accordance with: ? U.S. GAAP ? IFRS C. The financial statements for this reporting period were prepared by (name of individual)3: Name: Peter Zompa Title: Accountant Relationship to Issuer: Contract Accounting Describe the qualifications of the person or persons who prepared the financial statements: Accounting firm preparing financial reporting and certified US Tax. 3 The financial statements requested pursuant to this item must be prepared in accordance with US GAAP or IFRS by persons with sufficient financial skills.

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 14 of 17 10) Issuer Certification Principal Executive Officer: The issuer shall include certifications by the chief executive officer and chief financial officer of the issuer (or any other persons with different titles but having the same responsibilities). The certifications shall follow the format below: I, Thomas Fahrhoefer, certify that: 1. I have reviewed this Annual Report and Disclosure Statement for Period Ending December 31, 2023 of CS Diagnostic Corp..; 2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and 3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement. March 12, 2024 /s/ Thomas Fahrhoefer Principal Financial Officer: I, Thomas J Migotsch, certify that: 1. I have reviewed this Annual Report and Disclosure Statement for Period Ending December 31, 2023 of CS Diagnostic Corp. 2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and 3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 15 of 17 financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement. March 12, 2024 /s/ Thomas J Migotsch

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 16 of 17 CS DIAGNOSTICS CORP FINANCIAL STATEMENTS WITH PCAOB AUDITORS CONSENT FOR PERIOD ENDING DECEMBER 31, 2023 AUDITOR LETTER BALANCE SHEET STATEMENT CASH FLOWS INCOME STATEMENT STATEMENT OF CHANGES IN SHAREHOLDERS EQUITY FINANCIAL NOTES

OTC Markets Group Inc. Disclosure Guidelines for the Pink Market (v5 December 18, 2023) Page 17 of 17

C S DIAGNOSTICS CORP INDEX TO FINANCIAL STATEMENTS Balance Sheets as of December 31, 2023, and December 31, 2022 Statements of Operations for the year ended December 31, 2023, and December 31, 2022 Statements of Stockholders' Equity for the year ended December 31, 2023, and 2022 Statements of Cash Flows for the year ended December 31, 2023, and 2022 Notes to the Financial Statements

Report of the Independent Registered Public Accounting Firm To the shareholders and the board of directors of CS DIAGNOSTICS CORP. Opinion on the Financial Statements We have audited the accompanying balance sheets of CS Diagnostics Corp. (the "Company") as of December 31, 2023, and 2022 and the related statements of operations, changes in shareholders' equity and cash flows, for each of the two years in the period ended December 31, 2023, and the related notes collectively referred to as the "financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and 2022, and the results of its operations and its cash flows for the year ended December 31, 2023, in conformity with U.S. generally accepted accounting principles. Going Concern The accompanying financial statements have been prepared assuming the company will continue as a going concern as disclosed in Note 3 to the financial statement, the Company has accumulated deficit of $(4,768,689) at December 31, 2023. The continuation of the Company as a going concern through December 31, 2023, is dependent upon improving the profitability and the continuing financial support from its stockholders. Management believes the existing shareholders or external financing will provide additional cash to meet the Company's obligations as they become due. These factors raise substantial doubt about the company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of the uncertainty. Basis for Opinion These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Critical Audit Matters Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole and we are not, by communicating the critical audit matters, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate. We have decided to communicate the matter below. Valuation of Intangible Assets As discussed in Note 1 to the financial statements, CS Diagnostics Corp purchased 100% of the tangible product CS Protect-Hydrogel, its intellectual property, distribution rights and patents from the CS Diagnostics Group, headquartered in Germany. The CS Protect Hydrogel is a hydrogel-based tissue spacer. We identified the Audit of valuation of intangible assets as a critical audit matter because of the significant estimates and management assumptions used. Performing audit procedures to evaluate the reasonableness of these estimates and assumptions required a high degree of auditor's judgement and an increase extent of effort.

The primary procedures we performed include: 1. We reviewed and challenged the reasonableness of key management assumptions used for the estimate. 2. We reviewed the report of the independent valuation firm that performed the valuation of the intangible assets. 3. We assessed the suitability of the method used by the expert in valuation of the assets. 4. We evaluated the reasonableness of management significant assumptions used in developing discounted cashflow such as future projection of revenue growth and profitability and estimating the working capital needs by testing the data used by management in its analysis to compare to historical data. OLAYINKA OYEBOLA & CO. (Chartered Accountants) We have served as the Company's auditor since February 2022. March 11th, 2024. Lagos Nigeria

C S DIAGNOSTICS CORP BALANCE SHEETS December 31, 2023 December 31,2022 (Audited) Restated ASSETS Current Assets: Cash 20,363 12,804 Other receivables - - $ 20,363 $ 12,804 Total current asset Intangible assets 499,400,000 - Total Assets $ 499,420,363 $ 12,804 LIABILITIES AND STOCKHOLDERS' DEFICIT Current Liabilities: $ $ Account Payables 12,822 4,107 Non-Current Liabilities $ - $ 40,000 Total Liabilities 12,822 44,107 Stockholders' Deficit: Common stock, $0.00001 par value; 250,000,000 shares authorized, 110,790,200 shares issued and outstanding as of December 31, 2023, and 135,287,214 shares December 31, 2022 1,108 1,352 Preferred stock Series A, $0.001 par value;5,000 shares authorized, 10 shares issued and outstanding as of December 31, 2023, and 2022 - - Preferred stock Series B, $0.001 par value; 20,000,000 shares authorized, 20,000,000 shares issued and outstanding as of December 31, 2023, and 2022 2,000 2,000 Additional paid-in capital 504,173,122 4,712,037 Accumulated deficit (4,768,689) (4,746,692) Total Stockholders' Deficit 499,407,541 (31,303) Total Liabilities and Stockholders' Deficit $ 499,420,363 $ 12,804 The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements. CS DIAGNOSTICS CORP. STATEMENTS OF OPERATONS For the Years Ended December 31, 2023 2022 Revenue $ 126,038 $ 25,500 Operating Expenses: Professional fee $ 54,026 $ 6,040 General & administrative expenses $ 94,009 $ 14,255 Total operating expenses 148,035 20,292 Income /(loss) from operations (21,997) 5,205 Other Income / (Expense) - - Net Income / (loss) $ (21,997) $ 5,205 Basic and diluted loss per share $ (0.00) $ (0.00) Basic and diluted weighted average shares 110,790,200 135,287,214

The accompanying notes are an integral part of these financial statements. CS DIAGNOSTICS CORP. STATEMENT OF STOCKHOLDERS' (DEFICIT) FOR THE YEAR ENDED DECEMBER 31, 2023, AND 2022. Preferred Stock B Common Stock Additional Accumulated Shares Amount Shares Amount Paid-in Capital Deficit Total Balance, January 1, 2022 20,000,000 $ 2,000 135,287,214 $ 1,352 $ 4,712,037 $ (4,751,897) $ (36,508) Preferred stock issued - - - - - - - Net loss for the year - - - - - 5,205 5,205 Balance, December 31, 2022 20,000,000 2,000 135,287,214 1,352 4,712,037 (4,746,692) (31,303) Balance, January 1, 2023 20,000,000 $ 2,000 135,287,214 $ 1,352 $ 4,712,037 (4,746,692) $ (31,303) Reverse stock split - - (134,497,015) (1,344) - - (1,344) Shares issued in acquisition of assets - - 110,000,000 1,100 499,461,085 - 499,462,185 Net income for the year - - - - - (21,997) (21,997) Balance, December 31, 2023 20,000,000 2,000 110,790,200 1,108 504,171,322 (4,768,689) 499,407,541

The accompanying notes are an integral part of these financial statements. C S DIAGNOSTICS CORP STATEMENTS OF CASH FLOWS Year Ended December 31, 2023 2022 Cash flows from operating activities: Net profit / (loss) $ (21,997) $ 17,901 Adjustments to reconcile net loss to net cash used in operating activities: Changes in assets and liabilities: Other receivables - Account payables 31,285 7,599 Net cash used in operating activities 9,288 25,500 Cash flows from investing activities: - Intangible Asset (499,444,401) (499,444,401) Cash flows from financing activities: Additional paid in capital 499,422,309 - Loan forgiven - Net cash provided by financing activities 499,422,309 - Net increase (decrease) in cash (12,804) 25,500 Cash, beginning of period 12,804 - Cash, end of period $ - $ 25,500

C S DIAGNOSTICS CORP Notes to the Financial Statements December 31, 2023, and December 31, 2022 NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS CS Diagnostics Corp., (the "Company") a Wyoming Corporation in the United State, CS Diagnostics Corp., is an United States based Corporation, Its focus is on improving therapy results and reducing side effects. In addition, it offers international companies in the medical industry access to markets and the service of approval of medical products in Europe and the MENA regions. Furthermore, it develops its own products with the aim of maximizing patient benefit. We work hand in hand with universities, experts and experienced users as well as with our users, as well as with our own R&D team, in order to always offer the most innovative products in medical technology. On August 1, 2023, FINRA authorized the Corporate Action approved by the Board of Directors and majority shareholder for and amendment to the Articles of Incorporation from FlashZero Corp to CS Diagnostics Corp and a 1 for 100,000 reverse split followed by a 200 for 1 forward split and a change of the CUSIP to 33852L202. Pre-split shares: 135,287,214: Post Split share 790,200. On September 4, 2023, CS Diagnostics Corp purchased 100% of the tangible product CS Protect-Hydrogel, its intellectual property, distribution rights and patents from the CS Diagnostics Group, headquartered in Germany. The CS ProtectHydrogel is a hydrogel-based tissue spacer. It is used in radiation therapy to increase the distance between cancer cells and healthy tissue and thus protect healthy tissue from damage caused by high doses of radiation. Currently, hydrogel spacers are used exclusively in the treatment of prostate cancer. Here, the spacer pushes the rectum away from the prostate, thus reducing rectal damage from radiation therapy. The hydrogel spacer is injected once in liquid form through a thin needle into the space between cancer cells and healthy tissue and is broken down by the body after about six months. The CS Protect-Hydrogel is a "ready-to-use" product, which is sterile packed and can be applied directly. The hydrogel can be used in radiotherapy for prostate, cervical, esophageal, bladder and breast cancer. NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Basis of Presentation The Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include the estimated useful lives of property and equipment. Actual results could differ from those estimates. Concentrations of Credit Risk Financial instruments that potentially expose the Company to concentration of credit risk consist primarily of cash and accounts receivable. The Company's cash is deposited with major financial institutions. At times, such deposits may be in excess of the Federal Deposit Insurance Corporation insurable amount. Cash and Cash Equivalents The Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less as cash and cash equivalents. The carrying amount of financial instruments included in cash and cash equivalents approximates fair value because of the short maturities for the instruments held. There were no cash equivalents for the period ended December 31, 2023, and December 31, 2022.

Fair Value of Financial Instruments Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC Topic No. 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as described below: Level 1: Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities. Level 2: Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable, either directly or indirectly. Level 2 inputs include quoted prices for similar assets, quoted prices in markets that are not considered to be active, and observable inputs other than quoted prices such as interest rates. Level 3: Level 3 inputs are unobservable inputs. The following required disclosure of the estimated fair value of financial instruments has been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. The methods and assumptions used to estimate the fair values of each class of financial instruments are as follows: Accounts Receivable, and Accounts Payable. The items are generally short-term in nature, and accordingly, the carrying amounts reported on the consolidated balance sheets are reasonable approximations of their fair values. The carrying amounts of Notes Payable approximate the fair value as the notes bear interest rates that are consistent with current market rates. Income Taxes We follow ASC 740-10-30, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Income in the period that includes the enactment date. We adopted ASC 740-10-25 ("ASC 740-10-25") with regard to uncertainty income taxes. ASC 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740-10-25, we may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. ASC 740-10-25 also provides guidance on derecognition, classification, interest and penalties on income taxes, and accounting in interim periods and requires increased disclosures. We had no material adjustments to our liabilities for unrecognized income tax benefits according to the provisions of ASC 740-10-25. Net income (loss) per common share Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period. The weighted average number of common shares outstanding and potentially outstanding common shares assumes that the Company incorporated as of the beginning of the first period presented. For the year ended December 31, 2023 and December 31, 2022, the diluted loss per share is the same as the basic loss per shares as the inclusion of any potentially dilutive shares would result in anti- dilution due to the net loss incurred by the Company

Recent Accounting Pronouncements The Company has implemented all applicable accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations. NOTE 3 - GOING CONCERN The accompanying financial statements have been prepared assuming the company will continue as a going concern as disclosed in Note 3 to the financial statement, the Company has accumulated deficit of $(4,792,727) at December 31, 2023. The continuation of the Company as a going concern through December 31, 2023, is dependent upon improving the profitability and the continuing financial support from its stockholders. Management believes the existing shareholders or external financing will provide additional cash to meet the Company's obligations as they become due. The Company requires capital for its contemplated operational activities. The Company's ability to raise additional capital through the future issuances of common stock is unknown. The obtainment of additional financing, the successful development of the Company's contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. These conditions and the ability to successfully resolve these factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of these uncertainties. NOTE 4 ? INCOME TAXES Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss, and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The U.S. federal income tax rate of 21% is being used. Net deferred tax assets consist of the following components as of: December 31, 2023 December 31, 2022 Federal income tax benefit attributable to: Current Operations $ ? $ - Less: valuation allowance ? - Net provision for Federal income taxes $ ? $ ? The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the fiscal years ending, due to the following: December 31, 2023 December 31, 2022 Deferred tax asset attributable to: Net operating loss carryover $ ? $ (3,333) Less: valuation allowance ? 3,333 Net deferred tax asset $ ? $ ? At December 31, 2023, the Company had net operating loss carry forwards of approximately $(4,792,727) that may be offset against future taxable income from the year 2022 to 2040. No tax benefit has been reported in the December 31, 2023, financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for Federal Income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years. With few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2015. NOTE 5 ? SUBSEQUENT EVENTS In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through the date that the financial statements were issued and has identified the following events to disclose in these financial statements.